UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2020, Hyatt Hotels Corporation (the “Company” or “Hyatt”) and Hotel Investors I, Inc., as borrowers, certain subsidiaries of the Company, as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, entered into a Second Amendment to Second Amended and Restated Credit Agreement (the “Revolver Amendment”). The Revolver Amendment amends the Second Amended and Restated Credit Agreement, dated as of January 6, 2014, by and among the Company and Hotel Investors I, Inc., the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of January 10, 2018 (as amended, the “Revolving Credit Agreement”).

The Revolver Amendment, among other things, relieves the Company’s compliance with certain covenants under the Revolving Credit Agreement by (i) suspending the testing of the leverage ratio covenant until April 1, 2021 (the “Covenant Relief Period”), (ii) increasing the maintenance level of the leverage ratio covenant for the two quarters following the end of the Covenant Relief Period from the current level of 4.5 to 1.0 to the higher level of 5.5 to 1.0 and (iii) adding a new minimum daily liquidity covenant. The Revolver Amendment also modifies certain negative covenants, including certain restrictions on liens, mergers, asset sales, affiliate transactions, restricted payments, investments, and equal and ratable covenants with respect to guarantors and the incurrence of liens for the duration of the Covenant Relief Period (or until the Bridge Facility terminates, whichever is later). In addition, the Revolver Amendment sets the applicable interest rate under the Revolving Credit Agreement until October 1, 2021 (or until the Bridge Facility terminates, whichever is later) to, at the Company’s option: (x) a customary base rate formula, plus a margin ranging from 0.550% to 1.00% per annum, depending on the Company’s debt rating, or (y) a customary reserve adjusted Eurodollar rate formula, plus a margin ranging from 1.550% to 2.00% per annum, depending on the Company’s debt rating (subject to a Eurodollar rate floor of 0.75%).

The Revolver Amendment also provides that the obligations thereunder shall be secured by a first priority security interest (pari passu with the Bridge Facility) in 100% of the capital stock of certain of the Company’s subsidiaries (the “Pledged Entities”) and substantially all the assets of the Pledged Entities, subject to customary exceptions, until the date on which the Company provides notice of the repayment in full of the Bridge Facility or the Bridge Facility otherwise terminates and imposes mandatory prepayment requirements consistent with the Bridge Facility. The collateral and mandatory prepayment requirements under the Revolver Amendment terminate when the Bridge Facility terminates, as described above. The $1.5 billion aggregate commitment amount under the revolving credit facility remains unchanged. As of April 21, 2020, $350 million of borrowings were outstanding under the Revolving Credit Agreement.

The foregoing description of the Revolver Amendment is qualified in its entirety by reference to the text of the Revolver Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference. The Revolver Amendment has been included as an exhibit to this filing to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about Hyatt or any of its subsidiaries. The representations and warranties in the Revolver Amendment were made only for the purposes of the Revolver Amendment, as of a specified date, and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Revolver Amendment are not necessarily characterizations of the actual state of facts concerning Hyatt or any of its subsidiaries at the time they were made or otherwise and should only be read in conjunction with the other information that Hyatt makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Item 2.02.	Results of Operations and Financial Condition.

On April 21, 2020, the Company distributed certain information to potential investors, which is attached as Exhibit 99.1 to this Form 8-K. The information included in Exhibit 99.1 regarding the Company’s preliminary estimates of revenue, RevPAR, occupancy and cash position is incorporated herein by reference.

The information furnished under Item 2.02 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

Bridge Credit Agreement

On April 21, 2020, the Company entered into a Bridge Facility Credit Agreement (the “Bridge Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time and Goldman Sachs Bank USA, as administrative agent. The Bridge Credit Agreement provides for a 364-day $500 million senior secured delayed draw term loan bridge facility (the “Bridge Facility”) to enhance the Company’s cash position and to supplement its ability to address the Company’s ongoing working capital requirements. As of April 21, 2020, there are no borrowings outstanding under the Bridge Facility. The Bridge Facility is secured by a first priority security interest in 100% of the capital stock of the Pledged Entities and substantially all the assets of the Pledged Entities, subject to customary exceptions. The collateral arrangements securing the Company’s obligations under the Bridge Facility automatically terminate when the Bridge Facility terminates.

Share Repurchase Program and Quarterly Cash Dividend

On April 21, 2020, the Company announced that, in order to preserve liquidity in the context of the impact of the COVID-19 pandemic on the Company’s operations, it discontinued all share repurchase activity under its share repurchase program effective March 3, 2020 and has suspended its quarterly dividend program through the first quarter of 2021. The Company repurchased $69.6 million shares of its Class A common stock in 2020, through March 2, 2020.

Recent Developments

On April 21, 2020, the Company distributed certain information to potential investors, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 8.01.	Other Events.

The Company is supplementing the risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), under the section titled “Risk Factors” in Part I, Item 1A, with the following risk factor.

The global COVID-19 pandemic has had, and is expected to continue to have, a material adverse impact on the travel industry generally and, as a result, on our business and results of operations, and these impacts may persist for an extended period of time or become more pronounced.

The global spread and unprecedented impact of COVID-19 is complex and rapidly evolving and has resulted in significant disruption and additional risks to our business, the lodging and hospitality industries and the global economy. On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. The COVID-19 pandemic has led governments and other authorities around the world to impose measures intended to control its spread, including restrictions on freedom of movement, gatherings of large numbers of people, and business operations such as travel bans, border closings, business closures, quarantines, shelter-in-place orders and social distancing measures. As a result, the COVID-19 pandemic and its consequences have significantly reduced global travel and demand for hotel rooms and have had a material detrimental impact on global commercial activity across the travel, lodging, and hospitality industries, all of which has had, and is expected to continue to have, a material adverse impact on our business, operations and financial results.

The extent, duration and magnitude of the COVID-19 pandemic’s effects will depend on future developments, all of which are highly uncertain and difficult to predict, including the impact of the pandemic on global and regional economies, travel, and economic activity, as well as actions taken by governments, business and individuals in response to the pandemic or any future resurgence. These developments include the impact of the COVID-19 pandemic on unemployment rates and consumer discretionary spending; the demand for travel and transient and group business; levels of consumer confidence; the ability of our third-party owners, franchisees or hospitality venture partners to successfully navigate the impacts; and the post-pandemic pace of recovery.

The COVID-19 pandemic has subjected our business, operations and financial condition to a number of significant risks:

•	Revenues and Expenses: With the global spread of COVID-19 beginning in March 2020, we began to experience significant decreases in demand and system-wide RevPAR. The effects of the pandemic have materially adversely affected, and we expect will continue to materially adversely affect, the revenues and profitability of our owned and leased properties and the amount of management and franchise fee revenues we are able to generate from our managed and franchised properties.

In addition, the economic impact of the pandemic has made it difficult for certain third-party owners or franchisees to meet working capital needs, and could make it difficult for them to service debt obligations or obtain financing on favorable terms, or at all, which could have a significant impact on the overall level, cost, and pace of our future development and, therefore, our ability to increase revenue. The impact of the pandemic could cause third-party owners or franchisees to declare bankruptcy or cause their lenders to declare a default, accelerate the related debt or foreclose on the property. Such bankruptcies, sales or foreclosures could, in some cases, result in the termination of our management or franchise agreements and impact our anticipated income and cash flows. Additionally, third-party owners or franchisees may be unable or unwilling to pay us amounts that we are entitled to receive on a timely basis or at all, which would adversely affect our revenues and liquidity.

The COVID-19 pandemic could also cause us to incur additional expenses. For example, as a result of the pandemic and resulting deterioration in hotel operating performance, we may be required to fund shortfalls in operating profit under performance tests or guarantees we have entered into in favor of some third-party owners. Moreover, our third-party owners and franchisees could fail to reimburse us for any payments we may be required to make to third-party lenders to whom we made financial guarantees for the timely repayment of all or a portion of the third-party owners’ or franchisees’ debt related to hotels that we manage or franchise. We may find it necessary or in the interest of our business to provide financial or other types of support to certain of these parties, which could materially increase our expenses and cash flows. While governments have and may continue to implement various stimulus and relief programs, it is uncertain whether and to what extent we or our third-party owners or franchisees will be eligible to participate in such programs, whether conditions or restrictions imposed under such programs will be acceptable, and whether such programs will be effective in avoiding or significantly mitigating the financial impacts of the COVID-19 pandemic. Further, we may incur additional costs related to severance payments in the event our workforce is reduced. Even after the COVID-19 pandemic subsides, we could experience a longer-term impact on our costs, including the need for enhanced health and hygiene or social distancing requirements in one or more regions in attempts to counteract future outbreaks or a resurgence of the pandemic.

•	Operations: In response to the significant decline in demand for hotels across our system, we have taken actions and continue to evaluate spending to manage operating expenses and enhance our financial resources. These actions include furloughing a substantial number of our colleagues, implementing reduced work weeks and pay for other colleagues across our global regions, eliminating non-essential spending and corporate initiatives and reducing costs related to certain system-wide expenses we incur on behalf of third-party owners related to marketing, sales, reservations and technology. We have received and we may also receive additional demands or requests from labor unions that represent our colleagues, whether in the course of our periodic renegotiation of our collective bargaining agreements or otherwise, for additional compensation, healthcare benefits or other terms that could increase costs, and we could experience labor disputes or disruptions as we continue to implement our mitigation plans. Some actions we have taken, or that we may take in the future, to reduce costs for us or our third-party owners or franchisees may negatively impact guest loyalty, owner preference or our ability to attract and retain colleagues, and our reputation and market share may suffer as a result. Further, once the effects of the pandemic subside, we expect the recovery period could be extended and we expect that certain operational changes, particularly with respect to enhanced health and safety measures, will be necessary and could increase our ongoing costs.

•	Financial Condition and Indebtedness: On March 18, 2020, we borrowed $400 million under our revolving credit facility to enhance our cash position in response to the COVID-19 pandemic. We repaid $50 million of these borrowings on March 31, 2020. As of April 21, 2020, we had $350 million of borrowings outstanding under our revolving credit facility. On April 21, 2020, we amended our revolving credit facility to obtain relief from certain covenants and add or tighten other covenants through April 1, 2021. As we manage through the effects of the pandemic, our level of indebtedness may increase substantially. In addition, certain debt covenants may restrict our ability to make dividend payments to shareholders or engage in share repurchase activity. A default under our revolving credit facility would enable the lenders to terminate their commitments thereunder and could trigger a cross-default, acceleration or other consequences under our other indebtedness or financial instruments. There is no guarantee that debt financings will be available in the future to fund our obligations or will be available on terms consistent with our expectations. We also expect the impact of the COVID-19 pandemic on the financial markets to adversely affect our ability to raise equity financing. Changes in the credit ratings of our debt, including our revolving credit facility and the notes, could have an adverse impact on our interest expense. As a result of the general economic uncertainty and the impact of the COVID-19 pandemic, some credit agencies have downgraded our credit ratings. If our credit ratings were to be further downgraded, or general market conditions were to ascribe higher risk to our credit rating levels, our industry, or our company, our access to capital and the cost of debt financing would be negatively impacted.

•	Growth: Our plans for growth could be negatively impacted by the COVID-19 pandemic. The current environment could result in difficulties for hotel owners and franchisees to obtain commercially viable financing. The commitments of owners and developers with whom we have agreements are subject to numerous conditions, and the eventual development and construction of our pipeline not currently under construction is subject to numerous risks, including, in certain cases, obtaining adequate financing. In addition, we are experiencing construction delays as a result of business activity restrictions and supply chain interruptions. As a result, our current development pipeline may not be completed and developed into new hotels and those hotels may not open when anticipated, which will impact our net rooms growth. Further, our development pipeline may not grow at the same rate as in the past, and properties in our existing system-wide inventory may exit as a result of the COVID-19 pandemic, which would also negatively impact our net rooms growth. In addition, if we cannot access the capital we need to fund our operations or implement our growth strategy, we may need to postpone or cancel planned renovations or developments, which could impair our ability to compete effectively and harm our business.

•	Capital Markets Volatility: The global stock markets have experienced, and may continue to experience, significant volatility as a result of the COVID-19 pandemic, and the price of our common stock has been volatile and has decreased significantly in recent months. The COVID-19 pandemic and the significant uncertainties it has caused for the global economy, business activity, and business confidence have had, and is likely to continue to have, a significant effect on the market price of securities generally, including our securities.

The impact of the COVID-19 pandemic is rapidly evolving, and the continuation or a future resurgence of the pandemic could precipitate or aggravate the other risk factors that we identified in our 2019 Form 10-K, which in turn could further materially adversely affect our business, financial condition, liquidity, results of operations and profitability, including in ways that are not currently known to us or that we do not currently consider to present significant risks.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1

Second Amendment to the Second Amended and Restated Credit Agreement, dated as of April 21, 2020, among Hyatt Hotels Corporation and Hotel Investors I, Inc., as Borrowers, certain subsidiaries of Hyatt Hotels Corporation, as Guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent

99.1	Disclosure provided to investors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our plans, strategies, financial performance, prospects or future events, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, under the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7, as such factors may be updated in our periodic filings with the SEC; the short- and longer-term effects of the COVID-19 pandemic, including on the demand for travel, transient and group business, and levels of consumer confidence; actions that governments, businesses, and individuals take in response to the COVID-19 pandemic or any future resurgence, including limiting or banning travel; the impact of the COVID-19 pandemic and actions taken in response to the COVID-19 pandemic or any future resurgence, on global and regional economies, travel, and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretionary spending; the ability of third-party owners, franchisees or hospitality venture partners to successfully navigate the impacts of the COVID-19 pandemic; the pace of recovery following the COVID-19 pandemic or any future resurgence; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 pandemic; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; the possible inability of third-party owners, franchisees or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of the COVID-19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business. These factors are not necessarily all of the important factors that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our business, financial condition, results of operations, or cash flows. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: April 21, 2020	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer